UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2020

FRANKLIN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Parkway, San Mateo, California 94403
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 312-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	BEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Items.

On February 18, 2020, Franklin Resources, Inc., a Delaware corporation (the “Company” or “Franklin”), issued a joint press release with Legg Mason, Inc., a Maryland corporation (“Legg Mason”), announcing that Franklin had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Legg Mason and Alpha Sub, Inc., a Maryland corporation and a wholly owned subsidiary of Franklin (“Merger Sub”), pursuant to which Merger Sub will, subject to the satisfaction or waiver of the conditions of the Merger Agreement, merge with and into Legg Mason, with Legg Mason surviving the merger and becoming a wholly owned subsidiary of Franklin. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

As described in the press release, on February 18, 2020, Franklin’s Executive Chairman, Greg Johnson, President and Chief Executive Officer, Jenny Johnson, and Executive Vice President and Chief Financial Officer, Matthew Nicholls, and Legg Mason’s Chief Executive Officer, Joseph Sullivan, will lead an investor conference call regarding the proposed Legg Mason transaction. A copy of the presentation materials is included as Exhibit 99.2 hereto.

Forward-Looking Statements

Statements in this Form 8-K and the exhibits attached hereto and incorporated by reference herein that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this Form 8-K and the exhibits attached hereto and incorporated by reference herein, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “preliminary” or other similar words are forward-looking statements. References to “we” or “our” below refer to Franklin Resources, Inc. and its subsidiaries.

Various forward-looking statements in this Form 8-K and the exhibits attached hereto and incorporated by reference herein relate to the acquisition by Franklin of Legg Mason, including regarding expected scale opportunities, operating efficiencies and results, growth, client and stockholder benefits, key assumptions, timing of closing of the transaction, revenue realization, cost and expense synergies, financial benefits or returns, accretion and integration costs.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain Legg Mason stockholder approval and regulatory and client approvals; (iii) the announcement and pendency of the merger may disrupt Franklin’s and Legg Mason’s business operations (including the threatened or actual loss of employees, clients or suppliers); (iv) Franklin or Legg Mason could experience financial or other setbacks if the transaction encounters unanticipated problems; (v) anticipated benefits of the transaction, including the realization of revenue, accretion, financial benefits or returns and expense and other synergies, may not be fully realized or may take longer to realize than expected; and (vi) Franklin may be unable to successfully integrate Legg Mason’s businesses with those of Franklin or to integrate the businesses within the anticipated timeframe.

Other important factors that may affect our business or the combined business’ future operating results, include, but are not limited to: (i) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (ii) the amount and mix of assets under management (“AUM”) are subject to significant fluctuations; (iii) the significant risk of asset volatility from changes in the global financial, equity, debt and commodity markets; (iv) harm to our, or Legg Mason’s, reputation may negatively impact revenues and income; (v) Franklin may review and pursue other strategic transactions that could pose risks to our business operations; (vi) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in their market share, revenues and income; (vii) the ability to manage and grow our business and the combined business successfully can be impeded by systems and other technological limitations; (viii) dependence on key personnel could negatively affect financial performance; (ix) the businesses are subject to extensive, complex, and frequently changing rules, regulations, policies, and legal interpretations; (x) our contractual obligations may subject us to indemnification costs and liability to third parties; (xi) any significant limitation, failure or security breach of information and cyber security infrastructure, software applications, technology or other systems that are critical to operations could disrupt the businesses and harm operations and reputation; and (xii) regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with the businesses, could adversely impact AUM, increase costs and negatively impact profitability and/or our future financial results. For a detailed discussion of other risk factors, please refer to the risks, uncertainties and factors described in Franklin’s and Legg Mason’s recent filings with the U.S. Securities and Exchange Commission (“SEC”), including, without limitation, each company’s most recent Annual Report on Form 10-K and subsequent periodic and current reports.

Any forward-looking statement made in this Form 8-K and the exhibits attached hereto and incorporated by reference herein speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Franklin and Legg Mason undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated February 18, 2020 issued by Franklin Resources, Inc. and Legg Mason, Inc.

99.2	Conference Call Presentation Materials, dated February 18, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date: February 18, 2020	/s/ Aliya S. Gordon
Aliya S. Gordon
Vice President and Secretary

Exhibit 99.1

From:     Franklin Resources, Inc.

Investor Relations: Brian Sevilla, (650) 312-4091, brian.sevilla@franklintempleton.com

Corporate Communications:

Matt Walsh, (650) 312-2245, matthew.walsh@franklintempleton.com

Lisa Gallegos, (650) 312-3395, lisa.gallegos@franklintempleton.com

franklinresources.com

Legg Mason. Inc.

Investor Relations:

Alan Magleby, 410-454-5246, afmagleby@leggmason.com

Corporate Communications:

Mary Athridge, 212-805-6035, mkathridge@leggmason.com

FOR IMMEDIATE RELEASE

Franklin Templeton to Acquire Legg Mason, Creating $1.5 Trillion AUM Global Investment Manager

Combined Company to Offer Complementary Investment Strategies

through Expanded Global Distribution Platform

Significant Diversification, Including Increased Alternative and Institutional Assets

Transaction Structured to Ensure Continued Autonomy of Legg Mason Affiliates

While Enhancing Scale of Combined Organization

Franklin Templeton Will Continue to Have Substantial Financial Resources

and Flexibility to Invest in Growth and Innovation

Franklin Templeton and Legg Mason to Hold Joint Investor Conference Call at 8:30 a.m. ET Today

San Mateo, CA, February 18, 2020 – Franklin Resources, Inc. (the “Company”) [NYSE:BEN], a global investment management organization operating as Franklin Templeton, today announced that it has entered into a definitive agreement to acquire Legg Mason, Inc. [NYSE:LM] for $50.00 per share of common stock in an all-cash transaction. The Company will also assume approximately $2 billion of Legg Mason’s outstanding debt. The acquisition of Legg Mason and its multiple investment affiliates, which collectively manage over $806 billion in assets as of January 31, 2020, will establish Franklin Templeton as one of the world’s largest independent, specialized global investment managers with a combined $1.5 trillion in assets under management (AUM) across one of the broadest ranges of high-quality investment teams in the industry. The combined footprint of the organization will significantly deepen Franklin Templeton’s presence in key geographies and create an expansive investment platform that is well balanced between institutional and retail client AUM. In addition, the combined platform creates a strong separately managed account business.

“This is a landmark acquisition for our organization that unlocks substantial value and growth opportunities driven by greater scale, diversity and balance across investment strategies, distribution channels and geographies,” said Greg Johnson, executive chairman of the Board of Franklin Resources, Inc. “Our complementary strengths will enhance our strategic positioning and long-term growth potential, while also delivering on our goal of creating a more balanced and diversified organization that is competitively positioned to serve more clients in more places.”

Jenny Johnson, president and CEO of Franklin Templeton, said, “This acquisition will add differentiated capabilities to our existing investment strategies with modest overlap across multiple world-class affiliates, investment teams and distribution channels, bringing notable added leadership and strength in core fixed income, active equities and alternatives. We will also expand our multi-asset solutions, a key growth area for the firm amid increasing client demand for comprehensive, outcome-oriented investment solutions.”

Joseph A. Sullivan, chairman and CEO of Legg Mason, said, “The incredibly strong fit between our two organizations gives me the utmost confidence that this transaction will create meaningful long-term benefits for our clients and provide our shareholders with a compelling valuation for their investment. By preserving the autonomy of each investment organization, the combination of Legg Mason and Franklin Templeton will quickly leverage our collective strengths, while minimizing the risk of disruption. Our clients will benefit from a shared vision, strong client-focused cultures, distinct investment capabilities and a broad distribution footprint in this powerful combination.”

Carol Anthony “John” Davidson, lead independent director of Legg Mason, said, “Today’s announcement marks the beginning of an exciting next chapter for Legg Mason, our investment affiliates and valued clients, who will benefit from a leading global asset manager with the scale to compete and win in today’s markets. I am honored to have had the opportunity to serve as the lead independent director of this dynamic board, and I am truly appreciative of the hard work and dedication of the entire Legg Mason team.”

Nelson Peltz, CEO and Founding Partner of Trian Fund Management, L.P. and a Legg Mason director said, “Given the dynamics of today’s rapidly evolving and increasingly competitive asset management sector, I believe this transaction is compelling. In our view, it offers an attractive valuation for Legg Mason’s shareholders. I believe it will also enable Legg Mason’s investment affiliates to remain at the forefront of an industry where scale is increasingly vital to success and to join Franklin Templeton, an organization that I have deep respect for and confidence in.”

Trian Fund Management, L.P. and funds managed by it, which collectively own approximately 4 million shares or 4.5% of the outstanding stock of Legg Mason, have entered into a voting agreement in support of the transaction.

Jenny Johnson added, “This transaction gives us significant scale, addresses strategic gaps and brings greater balance to our business, while positioning us for accelerated growth in the future. We have incredible respect and admiration for the success Legg Mason and its investment affiliates have achieved and we have structured the transaction to ensure that its affiliates have the right mix of independence and support to continue building on their strong track records. Legg Mason’s investment affiliates will be able to leverage Franklin Templeton’s global infrastructure and ongoing investment in technology and innovation, while clients can take comfort in the combined firm’s financial strength and aligned interests.”

Continued Autonomy for Investment Affiliates

Franklin Templeton has spent significant time with the affiliates and there is strong alignment among all parties in this transaction and shared excitement about the future of the company.

James W. Hirschmann, CEO of Western Asset, a Legg Mason affiliate, said, “Western Asset is excited to be joining the Franklin Templeton family, a firm with a long and storied history of proven financial performance and a leadership team and board with decades of asset management experience who value our investment independence and organizational autonomy. Like us, Franklin Templeton understands the importance of culture, teams and core values to achieving outstanding investment results for clients.”

Terrence J. Murphy, CEO of ClearBridge Investments, a Legg Mason affiliate, said, “As part of Franklin Templeton, we are confident that we will retain the strong culture that has defined our success as a recognized market leader in active equities. Their commitment to investment autonomy, augmented by the scale and reach that the combined organization will provide, will allow us to deliver for our existing clients and expand our ability to deliver our investment capabilities in new channels and regions. We are very pleased to join the team at Franklin Templeton and excited about what we can do together.”

Organizational Structure and Parent Company Integration

With this acquisition, Franklin Templeton will preserve the autonomy of Legg Mason’s affiliates, ensuring that their investment philosophies, processes and brands remain unchanged. As with any acquisition, the pending integration of Legg Mason’s parent company into Franklin Templeton’s, including the global distribution operations at the parent company level, will take time and only commence after careful and deliberate consideration.

Following the closing of the transaction, Jenny Johnson will continue to serve as president and CEO, and Greg Johnson will continue to serve as executive chairman of the Board of Franklin Resources, Inc. There will be no changes to the senior management teams of Legg Mason’s investment affiliates. Global headquarters will remain in San Mateo, CA and the combined firm will operate as Franklin Templeton.

After careful consideration, EnTrust Global, a Legg Mason affiliate that provides alternative investment solutions, and Franklin Templeton, jointly agreed that it was in their best interest that EnTrust repurchase its business, which will be acquired by its management at closing. EnTrust will maintain an ongoing relationship with Franklin Templeton. Jenny Johnson added, “EnTrust is an excellent business and we recognize and appreciate their desire to once again become a private company. We have appreciated their collaboration in our discussions and look forward to our ongoing relationship.”

Transaction Details

The all-cash consideration of $4.5 billion will be funded from the Company’s existing balance sheet cash. Franklin Templeton will also assume approximately $2 billion in Legg Mason’s outstanding debt. Upon closing of the transaction, Franklin Templeton expects to maintain a robust balance sheet and considerable financial flexibility with pro forma gross debt of approximately $2.7 billion with remaining cash and investments of approximately $5.3 billion. This transaction is designed to preserve the Company’s financial strength and stability with modest leverage, significant liquidity and strong cash flow to provide ongoing flexibility to invest in further growth and innovation.

This transaction is expected to generate upper twenties percentage GAAP EPS accretion in Fiscal 2021 (based on street consensus earnings estimates for each company), excluding one-time charges, non-recurring and acquisition related expenses.

While cost synergies have not been a strategic driver of the transaction, there are opportunities to realize efficiencies through parent company rationalization and global distribution optimization. These are expected to result in approximately $200 million in annual cost savings, net of significant growth investments Franklin Templeton expects to make in the combined business and in addition to Legg

Mason’s previously announced cost savings. The majority of these savings are expected to be realized within a year, following the close of the transaction, with the remaining synergies being realized over the next one to two years.

The transaction has been unanimously approved by the boards of Franklin Resources, Inc. and Legg Mason, Inc. This transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals and approval by Legg Mason’s shareholders, and is expected to close no later than the third calendar quarter of 2020.

Broadhaven Capital Partners, LLC and Morgan Stanley & Co LLC served as financial advisors to Franklin Resources, Inc. Ardea Partners LP also provided advice. Willkie Farr & Gallagher LLP acted as external legal counsel. PJT Partners served as the lead financial advisor to Legg Mason. J.P. Morgan Securities LLC also served as financial advisor to Legg Mason. Weil, Gotshal & Manges LLP served as lead counsel to Legg Mason and Skadden, Arps, Slate, Meagher & Flom LLP served as special counsel to Legg Mason. Dechert LLP served as legal counsel to EnTrust Global.

Conference Call Information

Executives from Franklin Templeton and Legg Mason will lead a live teleconference today at 8:30 a.m. Eastern Time. Access to the teleconference will be available by dialing (877) 407-8293 in the U.S. and Canada or (201) 689-8349 internationally, and a supplementary presentation will be available to investors via franklinresources.com. A replay of the teleconference can also be accessed by calling (877) 660-6853 in the U.S. and Canada or (201) 612-7415 internationally, using access code 13699226, after 11:30am ET on February 18, 2020 through March 18, 2020.

About Legg Mason

Guided by a mission of Investing to Improve Lives™, Legg Mason helps investors globally achieve better financial outcomes by expanding choice across investment strategies, vehicles and investor access through independent investment managers with diverse expertise in equity, fixed income, alternative and liquidity investments. Legg Mason’s investment affiliates operate with investment independence and have specialized expertise across asset classes and markets around the globe. The firm’s affiliates include: Brandywine Global, Clarion Partners, ClearBridge Investments, Martin Currie, QS Investors, Royce Investment Partners, and Western Asset. Legg Mason’s assets under management are $806 billion as of January 31, 2020.

About Franklin Templeton

Franklin Resources, Inc. [NYSE:BEN] is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. Franklin Templeton’s goal is to deliver better outcomes by providing global and domestic investment management to retail, institutional and sovereign wealth clients in over 170 countries. Through specialized teams, the Company has expertise across all asset classes, including equity, fixed income, alternatives and custom multi-asset solutions. The Company’s more than 600 investment professionals are supported by its integrated, worldwide team of risk management professionals and global trading desk network. With employees in over 30 countries, the California-based company has more than 70 years of investment experience and approximately $688 billion in assets under management as of January 31, 2020. For more information, please visit investors.franklinresources.com.

Forward-Looking Statements

Statements in this press release that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this press release, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “preliminary” or other similar words are forward-looking statements.

Various forward-looking statements in this press release relate to the acquisition by Franklin Resources, Inc. (“Franklin”) of Legg Mason, Inc. (“Legg Mason”), including regarding expected scale opportunities, operating efficiencies and results, growth, client and stockholder benefits, key assumptions, timing of closing of the transaction, revenue realization, cost and expense synergies, financial benefits or returns, accretion and integration costs.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain Legg Mason stockholder approval and regulatory and client approvals; (iii) the announcement and pendency of the merger may disrupt Franklin’s and Legg Mason’s business operations (including the threatened or actual loss of employees, clients or suppliers); (iv) Franklin or Legg Mason could experience financial or other setbacks if the transaction encounters unanticipated problems; (v) anticipated benefits of the transaction, including the realization of revenue, accretion, financial benefits or returns and expense and other synergies, may not be fully realized or may take longer to realize than expected; and (vi) Franklin may be unable to successfully integrate Legg Mason’s businesses with those of Franklin or to integrate the businesses within the anticipated timeframe.

Other important factors that may affect our business or the combined business’ future operating results, include, but are not limited to: (i) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (ii) the amount and mix of assets under management (“AUM”) are subject to significant fluctuations; (iii) the significant risk of asset volatility from changes in the global financial, equity, debt and commodity markets; (iv) harm to our, or Legg Mason’s, reputation may negatively impact revenues and income; (v) Franklin may review and pursue other strategic transactions that could pose risks to our business operations; (vi) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in their market share, revenues and income; (vii) the ability to manage and grow our business and the combined business successfully can be impeded by systems and other technological limitations; (viii) dependence on key personnel could negatively affect financial performance; (ix) the businesses are subject to extensive, complex, and frequently changing rules, regulations, policies, and legal interpretations; (x) our contractual obligations may subject us to indemnification costs and liability to third parties; (xi) any significant limitation, failure or security breach of information and cyber security infrastructure, software applications, technology or other systems that are critical to operations could disrupt the businesses and harm operations and reputation; and (xii) regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with the businesses, could adversely impact AUM, increase costs and negatively impact profitability and/or our future financial results. For a detailed discussion of other risk factors, please refer to the risks, uncertainties and factors described in Franklin’s and Legg Mason’s recent filings with the U.S. Securities and Exchange Commission (“SEC”), including, without limitation, each company’s most recent Annual Report on Form 10-K and subsequent periodic and current reports.

Any forward-looking statement made in this press release speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Franklin and Legg Mason undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of Legg Mason by Franklin. In connection with the proposed merger, Legg Mason will file with the SEC and furnish to Legg Mason’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are or will be available free of charge through our website at www.leggmason.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of Legg Mason may be deemed “participants” in the solicitation of proxies from stockholders of Legg Mason in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Legg Mason in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about Legg Mason’s executive officers and directors in the definitive proxy statement on Schedule 14A in connection with Legg Mason’s 2019 Annual Meeting of Shareholders, filed with the SEC on June 6, 2019.

Franklin Templeton Announces the Acquisition of Legg Mason and Its Group of Leading Asset Managers February 18, 2020 Greg Johnson Executive Chairman of the Board Jenny Johnson President and CEO Matthew Nicholls Executive Vice President and CFO Joseph Sullivan Chairman and CEO Franklin Templeton Management Attendees Legg Mason Management Attendees Exhibit 99.2

Statements in this presentation that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this presentation, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “preliminary” or other similar words are forward-looking statements. Various forward-looking statements in this presentation relate to the acquisition by Franklin Resources, Inc. (“Franklin”) of Legg Mason, Inc. (“Legg Mason”), including regarding expected scale opportunities, operating efficiencies and results, growth, client and stockholder benefits, key assumptions, timing of closing of the transaction, revenue realization, cost and expense synergies, financial benefits or returns, accretion and integration costs. Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain Legg Mason stockholder approval and regulatory and client approvals; (iii) the announcement and pendency of the merger may disrupt Franklin’s and Legg Mason’s business operations (including the threatened or actual loss of employees, clients or suppliers); (iv) Franklin or Legg Mason could experience financial or other setbacks if the transaction encounters unanticipated problems; (v) anticipated benefits of the transaction, including the realization of revenue, accretion, financial benefits or returns and expense and other synergies, may not be fully realized or may take longer to realize than expected; and (vi) Franklin may be unable to successfully integrate Legg Mason’s businesses with those of Franklin or to integrate the businesses within the anticipated timeframe. Other important factors that may affect our business or the combined business’ future operating results, include, but are not limited to: (i) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (ii) the amount and mix of assets under management (“AUM”) are subject to significant fluctuations; (iii) the significant risk of asset volatility from changes in the global financial, equity, debt and commodity markets; (iv) harm to our, or Legg Mason’s, reputation may negatively impact revenues and income; (v) Franklin may review and pursue other strategic transactions that could pose risks to our business operations; (vi) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in their market share, revenues and income; (vii) the ability to manage and grow our business and the combined business successfully can be impeded by systems and other technological limitations; (viii) dependence on key personnel could negatively affect financial performance; (ix) the businesses are subject to extensive, complex, and frequently changing rules, regulations, policies, and legal interpretations; (x) our contractual obligations may subject us to indemnification costs and liability to third parties; (xi) any significant limitation, failure or security breach of information and cyber security infrastructure, software applications, technology or other systems that are critical to operations could disrupt the businesses and harm operations and reputation; and (xii) regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with the businesses, could adversely impact AUM, increase costs and negatively impact profitability and/or our future financial results. For a detailed discussion of other risk factors, please refer to the risks, uncertainties and factors described in Franklin’s and Legg Mason’s recent filings with the U.S. Securities and Exchange Commission (“SEC”), including, without limitation, each company’s most recent Annual Report on Form 10-K and subsequent periodic and current reports. Any forward-looking statement made in this presentation speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Franklin and Legg Mason undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Forward-Looking Statements

Additional Information About the Transaction Additional Information and Where to Find It This filing may be deemed solicitation material in respect of the proposed acquisition of Legg Mason by Franklin. In connection with the proposed merger, Legg Mason will file with the SEC and furnish to Legg Mason’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger. Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are or will be available free of charge through our website at www.leggmason.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The directors, executive officers and certain other members of management and employees of Legg Mason may be deemed “participants” in the solicitation of proxies from stockholders of Legg Mason in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Legg Mason in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about Legg Mason’s executive officers and directors in the definitive proxy statement on Schedule 14A in connection with Legg Mason’s 2019 Annual Meeting of Shareholders, filed with the SEC on June 6, 2019.

Achieves Multiple Strategic Objectives in a Single Transaction Adds Leading and Scaled Global Fixed Income Capabilities More Than Doubles Alternative Asset Presence With World Class Real Estate Manager Brings Leadership Position in Important Retail SMA Market Creates Balance Between Institutional and Retail Clients Globally Unlocks Potential of Combined Global Distribution Capability Provides Scale in Key Global Markets

A Differentiated Transaction That Combines Franklin Templeton With the World Class Investment Organizations of Legg Mason Leadership in Multiple Investment Categories Balanced Across Institutional and Retail Channels Unmatched Global Reach With Local Access Scaled for Accelerated Growth $1.5Tn AUM Promotes Stability for Clients and Investment Teams Significantly Increases and Diversifies AUM, Distribution, Investment Objectives and Related Earnings Strong Investment Performance Preserves Balance Sheet Strength and Flexibility to Fund Further Growth Initiatives

Transaction Summary Franklin to acquire 100% of Legg Mason for $4.5Bn at $50.00 per share of common stock in an all-cash deal Consideration Organizational Legg Mason affiliates to remain in place with current leadership, strategies and brands Expect to rationalize the parent company and integrate parent company distribution with our existing operations Strong existing and enhanced long-term retention mechanisms in place across the combined organization, including ~$350MM in new equity-based retention and performance awards EnTrust Global to be repurchased by its management team reflecting their desire to return to being an independent, private company Funding, Pro Forma Capital Structure and Cash Flow Cash consideration to be funded from existing balance sheet cash As part of the transaction, Franklin will assume ~$2Bn of Legg Mason's outstanding debt resulting in modest pro forma gross leverage (~1x Debt/EBITDA)(1) Substantial remaining excess cash provides flexibility to invest in further growth and innovation Combined EBITDA of $2.4Bn(1) Financial Impact Highly attractive financial returns(2) Mid-teens GAAP EPS accretion in FY21 excluding one-time integration charges Upper-twenties EPS accretion excluding other non-recurring and acquisition-related expenses Approximately $200MM in anticipated run rate cost savings, net of significant growth investments in the combined organization, with the majority to be achieved within a year of closing Near-term efficiencies focused on rationalizing holding company functions and integrating holding company distribution Timing Subject to customary closing conditions, the transaction is expected to close by no later than the third calendar quarter of 2020 Notes: LTM as of 12/31/19 and excluding EnTrust; EBITDA calculated as Operating Income plus D&A for Franklin and Adjusted Operating Income plus D&A for Legg Mason; Includes run rate net cost savings of approximately $200MM Based upon street consensus earnings estimates for each company

Combination of Highly Complementary Investment Organizations Investment performance excellence is paramount Scaled and specialized à offering clients the very best choices Advantage of being global with presence in emerging markets Importance of technology and data investments Evolving client interactions with the investment industry Independent investment decisions necessary for truly diversified offerings Range of successful organizational approaches to investment independence Essential to respect choices clients make in selecting managers Multiple brands reinforce distinctiveness of specialists Complementary distribution strengths (geography, channel and vehicle) Leading positions within wider range of distribution partners Focused on innovation in similar areas of asset and wealth management Creates additional opportunities for solutions business Shared View on the Industry Common View of Investment Independence Complementary Areas of Strength Focused on a common sense organizational model – integrated where it makes sense, while preserving independence and autonomy of differentiated capabilities Long track record of successful acquisitions, both in preserving autonomy and maintaining the strengths of the investment process (i.e., Templeton, Mutual Series, Benefit Street)

Enhanced Range of Specialized, High Quality Investment Capabilities Across Institutional and Retail Channels Asset Class AUM ($Bn)(1) Selected Branded Specialists Selected World Class Capabilities Fixed Income / Liquidity $769 Equity $491 Alternatives $101 Multi-Asset $136 Core and core+ Global macro Municipals Broad range of specialty capabilities Growth International Specialties Global Real estate Private / alternative debt Private equity Infrastructure Multi-asset customized solutions Multi-factor equity customized solutions Broad multi-asset offering across income, allocation and balanced Wealth management (UHNW) Notes: Reflects AUM as of 12/31/2019, excluding EnTrust and including the pending acquisitions of Athena Capital and Pennsylvania Trust Emerging markets Value Income ESG Strong institutional presence MMF / Liquidity management Skilled assembly Innovation Addressing Client Experience, Distribution and Product, Investment Management Data Science and Operations

Pro Forma (3) Specialization That Is Scaled for Growth Ranking by AUM(1)(2) $Bn Notes: Managers based on 2019 Willis Towers Watson, The World’s Largest 500 Asset Managers AUM data based on latest available figures Reflects AUM as of 12/31/2019, excluding EnTrust and including the pending acquisitions of Athena Capital and Pennsylvania Trust 1 2 3 4 5 6 7 8 9 10 12 Pro Forma Company Is the World’s 6th Largest Independent Asset Manager Rank: 11

Positioned to Capture Outsized Growth Globally

FRANKLIN TEMPLETON

Unmatched Reach With Expanded Local Presence in Key International Markets Across U.K., Japan and Australia

- **Presence in Countries Accounting for >85% of Global GDP With 35 Worldwide Locations[1]**



Calgary
Toronto
Montreal
Rancho Cordova
San Mateo
Stamford
New York
Baltimore
Miami / Ft Lauderdale
Nassau
Mexico City
Bogota
São Paulo
Santiago
Buenos Aires
Amsterdam
Edinburgh
London
Dublin
Brussels
Luxembourg
Paris
Madrid
Zurich
Geneva
Milan
Stockholm
Poznań
Warsaw
Frankfurt
Vienna
Budapest
Bucharest
Istanbul
Dubai
Mumbai
Hyderabad
Cape Town
Beijing
Seoul
Tokyo
Shanghai
Taipei
Hong Kong
Ho Chi Minh City
Kuala Lumpur
Singapore
Sydney
Melbourne
Franklin Research Offices (5)
Franklin Presence Only (11)
Legg Mason Presence Only (1)
Franklin and Legg Mason Presence (18)

Leveraging Each Firm's Geographic Strengths[2]

FRANKLIN TEMPLETON		LEGG MASON GLOBAL ASSET MANAGEMENT
• EMEA: 13% AUM • Asia Pacific: 13% AUM	+	• EMEA: 10% AUM • Japan: 6% AUM • Australia: 3% AUM

Notes:
1. Reflects core distribution offices for Franklin in the United States and India; smaller distribution offices in both regions not shown here
2. Certain AUM figures are illustrative estimates (based on each company's then-current disclosure conventions, which are subject to change), as of 12/31/2019.

9

Multiple Opportunities for Significant Growth in Retail

FRANKLIN TEMPLETON

Enhanced coverage of critical distribution partners

- Complementary, long-standing relationships leveraging Legg Mason's strength in wirehouses and Franklin's strength among independent financial advisors
- Benefits from Legg Mason's penetration of fee-based programs
- Opportunity to realign combined resources with greater specialist support
- Enhanced ability to create multi-asset solutions for clients
- Maximize utilization of global distribution force

Leadership across multiple vehicles to provide investment capabilities in packaging best-suited for clients[(2)]

- #1 in retail SMA (model delivery)
- #3 in overall SMA
- #5 in mutual funds in US
- #6 in mutual funds globally
- Among fastest growing ETF platforms

Largest Distribution Partners

Rank	Distributor	Franklin[(1)]	Legg Mason[(1)]
1.	Wirehouse	5	1
2.	Independent	1	18
3.	Wirehouse	3	2
4.	Wirehouse	2	11
5.	Independent	4	17
6.	Independent	6	9
7.	Wirehouse	7	8
8.	RIA Network	13	4
9.	Wirehouse	N/A	3
10.	Independent	8	14

Leading SMA Manager[(2)]

Rank	Manager	AUM ($Bn)
1.	Manager 1	$141
2.	Manager 2	$113
3.	**Legg Mason**	**$88**
4.	Manager 4	$65
5.	Manager 5	$62
6.	Manager 6	$37
7.	Manager 7	$30
8.	Manager 8	$29
9.	Manager 9	$29
10.	Manager 10	$28
N/R	**Franklin**	**$4**

Notes:
1. Represents the rank of the distribution partner at Franklin and at Legg Mason based on AUM as of 9/30/2019
2. Total SMA AUM as of 9/30/2019. Based on Money Management Institute & Cerulli Associates, *Advisory Solutions Quarterly – 3Q 2019*

10

Diversified and Balanced Platform by Asset Class, Distribution Channel and Geography By Asset Class By Client Type (1) By Geography (1) U.S. 69% Non-U.S. 31% U.S. 70% Non-U.S. 30% Retail 72% Retail 47% Institutional 51% Institutional 25% Multi-Asset 18% Equity 39% Liquidity 1% Fixed Income 36% Alternatives 7% Multi-Asset 9% Liquidity 5% Equity 33% Fixed Income 46% Franklin Today: AUM of $698Bn(1) Franklin Pro Forma: AUM of $1,497Bn(1)(2) Notes: As of 12/31/2019. Certain AUM figures are illustrative estimates (based on each company’s then-current disclosure conventions, which are subject to change) Pro forma AUM statistics shown as of 12/31/2019, excluding EnTrust and including the pending acquisitions of Athena Capital and Pennsylvania Trust Alternatives 6% HNW 3% HNW 2% FI / Liquidity: $254Bn Equity: $277Bn Alts: $42Bn MA: $126Bn FI / Liquidity: $769Bn Equity: $491Bn Alts: $101Bn MA: $136Bn Instit’l: $176Bn Retail: $502Bn HNW: $20Bn Instit’l: $757Bn Retail: $710Bn HNW: $30Bn US: $481Bn Non-US: $217Bn US: $1,054Bn Non-US: $443Bn Increased contribution from attractive asset classes such as alternatives Creates more balance across institutional and retail channels Expands presence outside of the U.S. with complementary footprint

Legg Mason Holding Company Unlocks Substantial Value Through Efficiency and Expanded Growth Opportunities Near-Term Efficiencies Distribution Capabilities Rationalization of the parent company functions Integration of the parent company distribution with our existing operations Reinvest in resources to take advantage of growth opportunities Approximately $200MM in anticipated run rate cost savings, net of significant growth investments in the combined organization, with the majority expected to be achieved within a year Approximately $350MM in related integration costs These are in addition to the previously announced Legg Mason cost savings Expanded Efficiencies, Growth Opportunities and Areas of Collaboration Distribution Technology Investments M&A Solutions Offerings New Products/Seed Administration and Operations

Attractive Near-Term Financial Impact While Maintaining Financial Strength and Flexibility

FRANKLIN TEMPLETON

	FRANKLIN TEMPLETON	LEGG MASON GLOBAL ASSET MANAGEMENT	FRANKLIN TEMPLETON Pro Forma[1][2][3]
AUM (12/31/2019)	$698Bn	$804Bn	$1,497Bn
LTM Total Operating Revenue	$5.8Bn	$2.9Bn	$8.5Bn
LTM EBITDA[4]	$1.6Bn	$0.6Bn	$2.4Bn
LTM EBITDA Margin	28%	21%	28%
Cash & Investments	$8.6Bn	$1.2Bn	$5.3Bn
Gross Debt / EBITDA	0.4x	3.2x	1.1x

Financial Impact[5]

- Mid-teens GAAP EPS accretion in FY21 excluding one-time integration charges
- Upper-twenties EPS accretion excluding other non-recurring and acquisition-related expenses

Notes: Financial metrics based on LTM financials as of 12/31/2019

1. Pro forma figures exclude EnTrust; Pro forma AUM excludes EnTrust and includes the pending acquisitions of Athena Capital and Pennsylvania Trust
2. Pro forma EBITDA includes run rate net cost savings of approximately $200MM
3. Pro forma cash and investments is net of $4.5Bn of cash used in transaction
4. EBITDA calculated as Operating Income plus D&A for Franklin and Adjusted Operating Income plus D&A for Legg Mason
5. Based upon street consensus earnings estimates

13

Significant balance sheet cash, low leverage and substantial free cash generation post-transaction Financial firepower allows us to remain flexible and continue to invest in initiatives that anticipate and adapt to changes in the industry and to the needs of our clients Financial Strength and Flexibility A Combination Focused on Growth for the Long-Term Committed to providing long-term continuity and stability to benefit all key constituents All parties aligned toward our common goals and vision Significant diversification on all metrics (channels, clients, geography, products) “All weather” business model Stability Focused on identifying and executing on new growth opportunities, and will re-double efforts to position for the future in terms of financial technology, data, and platform investments Integration initiatives concentrated on centralized activities and better utilization of existing resources Primary objective: Long-term growth and resilience of the business, not maximizing near-term cost savings Growth and Efficiency